UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 30, 2009
Inverness Medical Innovations, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer) Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 647-3900
                                    Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-23.1 Consent of Grant Thornton Zhonghua
Ex-99.3 Audited combined statements of assets acquired and liabilities assumed of the Second Territory Business as of December 31, 2008 and December 31, 2007
Ex-99.4 Unaudited pro forma condensed combined financial statements of the Company as of March 31, 2009

     Inverness Medical Innovations, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, event date April 30, 2009, in order to provide the financial statements and pro forma financial information required by Item 9.01 of the Form 8-K, relating to the Company’s acquisition of the assets of ACON Laboratories, Inc.’s and certain related entities’ (collectively, “ACON”) business of researching, developing, manufacturing, distributing, marketing and selling lateral flow immunoassay and directly-related products (the “Business”) for the remainder of the world outside of the First Territory (as defined below), including China, Asia Pacific, Latin America, South America, the Middle East, Africa, India, Pakistan, Russia and Eastern Europe (the “Second Territory Business”). We acquired ACON’s Business in the United States, Canada, Western Europe (excluding Russia, the former Soviet Republics that are not part of the European Union and Turkey), Israel, Australia, Japan and New Zealand (the “First Territory”) in March 2006.
Item 9.01. Financial Statements and Exhibits.
a)	Financial Statements of Businesses Acquired

The audited combined statements of assets acquired and liabilities assumed of the Second Territory Business as of December 31, 2008 and December 31, 2007, and the related statements of revenue and direct expenses for the years ended December 31, 2008 and December 31, 2007 are contained in Exhibit 99.3 attached hereto and are incorporated herein by reference.

b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations of the Company for the three-month period ended March 31, 2009 and the year ended December 31, 2008, as well as the unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2009, all giving pro forma effect to the Company’s acquisition of the Second Territory Business, are contained in Exhibit 99.4 attached hereto and are incorporated herein by reference.

c)	Exhibits

Exhibit
No.	Description
**23.1	Consent of Grant Thornton Zhonghua
*99.1	Acquisition Agreement, dated as of March 16, 2009, by and among Inverness Medical Innovations, Inc., ACON Laboratories, Inc., AZURE Institute, Inc., Oakville Hong Kong Co., Ltd., ACON Biotech (Hangzhou) Co., Ltd. and Karsson Overseas Ltd.
*99.2	Amended and Restated Investor Rights Agreement, effective as of April 30, 2009, by and among Inverness Medical Innovations, Inc., Ron Zwanziger, ACON Laboratories, Inc., AZURE Institute, Inc., LBI, Inc., Oakville Hong Kong Co., Ltd., ACON Biotech (Hangzhou) Co., Ltd., Karsson Overseas Ltd., Manfield Top Worldwide Ltd., Overseas Square Ltd., Jixun Lin and Feng Lin.
**99.3	Audited combined statements of assets acquired and liabilities assumed of the Second Territory Business as of December 31, 2008 and December 31, 2007 and the related statements of revenue and direct expenses for the years ended December 31, 2008 and December 31, 2007.
**99.4	Unaudited pro forma condensed combined financial statements of the Company as of March 31, 2009 and the year ended December 31, 2008.

*	Previously filed

**	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
BY:	/s/ Jay McNamara
Jay McNamara,
Senior Counsel, Corporate & Finance

Dated: July 1, 2009

EXHIBIT INDEX

Exhibit
No.	Description
**23.1	Consent of Grant Thornton Zhonghua
*99.1	Acquisition Agreement, dated as of March 16, 2009, by and among Inverness Medical Innovations, Inc., ACON Laboratories, Inc., AZURE Institute, Inc., Oakville Hong Kong Co., Ltd., ACON Biotech (Hangzhou) Co., Ltd. and Karsson Overseas Ltd.
*99.2	Amended and Restated Investor Rights Agreement, effective as of April 30, 2009, by and among Inverness Medical Innovations, Inc., Ron Zwanziger, ACON Laboratories, Inc., AZURE Institute, Inc., LBI, Inc., Oakville Hong Kong Co., Ltd., ACON Biotech (Hangzhou) Co., Ltd., Karsson Overseas Ltd., Manfield Top Worldwide Ltd., Overseas Square Ltd., Jixun Lin and Feng Lin.
**99.3	Audited combined statements of assets acquired and liabilities assumed of the Second Territory Business as of December 31, 2008 and December 31, 2007 and the related statements of revenue and direct expenses for the years ended December 31, 2008 and December 31, 2007.
**99.4	Unaudited pro forma condensed combined financial statements of the Company as of March 31, 2009 and the year ended December 31, 2008.

*	Previously filed

**	Filed herewith.